Exhibit 10.4

LV ADMINISTRATIVE SERVICES, INC.

c/o Laurus Capital Management, LLC

335 Madison Avenue, 10th Floor

New York, New York 10017

May __, 2009

STEN Corporation

STEN Credit Corporation

STENCOR, Inc.

STEN Financial Corporation

EasyDrive Cars and Credit Corp.

BTAC Properties, Inc.

Alliance Advance, Inc.

STEN Acquisition Corporation

Burger Time Acquisition Corporation

EasyDrive AZ LLC
607 East McDowell Road, Suite 107

Scottsdale, AZ 85257
Attention: Kenneth Brimmer

Re:  Consent and Release Regarding Sale of Assets relating to STENCOR, Inc. Business

Ladies and Gentlemen:

Reference is made to (a) the Security Agreement, dated as of November 23, 2007, by and among STEN Corporation, a Minnesota corporation (“STEN”), STEN Credit Corporation, a Utah corporation (“STEN Credit”), STENCOR, Inc., a Minnesota corporation (“STENCOR”), STEN Financial Corporation, a Utah corporation (“STEN Financial”), EasyDrive Cars and Credit Corp., an Arizona corporation (“EasyDrive”), BTAC Properties, Inc., a Minnesota corporation (“BTAC”), Alliance Advance, Inc., an Arizona corporation (“Alliance”), STEN Acquisition Corporation, a Minnesota corporation (“STEN Acquisition”), and Burger Time Acquisition Corporation, a Minnesota corporation (“BT Acquisition”), EasyDrive AZ LLC, a Minnesota limited liability company (“EDAC” and together with STEN, STEN Credit, STENCORP, EasyDrive, BTAC, Alliance, STEN Acquisition, BT Acquisition, each a “Company” and collectively, the “Companies”) and LV ADMINISTRATIVE SERVICES, INC., as administrative and collateral agent (the “Agent”) for VALENS U.S. SPV I, LLC, a Delaware limited liability company (the “Holder” or “Valens”) and the lenders from time to time party to the Security Agreement (as defined herein) (the “Lenders” together with the Valens and the Agent, collectively, the “Creditor Parties” and each, a “Creditor Party”) (as amended, modified and/or supplemented from time to time, the “Security Agreement”),, and (b) the Ancillary Agreements (as defined in the Security Agreement) and all documents, instruments and agreements executed in connection with the Security Agreement and the Master Security Agreement (together with the Security Agreement. collectively, the “Loan Documents”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement.

The Companies have informed Creditor Parties that STEN and STENCOR have entered into that certain Asset Purchase Agreement (such agreement in the form provided to Creditor Parties and as in effect on November 26, 2008 and attached hereto as Exhibit A, the “Purchase Agreement”) with Brimmer Company, LLC (the “Purchaser”), pursuant to which Purchaser will purchase from STENCOR and STENCOR will sell to Purchaser substantially all of those assets owned by STENCOR which are used or held for use in the STENCOR contract manufacturing business, including, the Land (as defined in the Deed of Trust attached hereto as Exhibit B) (the “Assets”).

The Companies have requested that Creditor Parties consent to the sale by STEN and STENCOR to Purchaser of the Assets.  Creditor Parties hereby consent to the sale of the Assets to Purchaser pursuant to the Purchase Agreement provided that simultaneously with the consummation of such sale Purchaser remits to Creditor Parties in accordance with the wire transfer instructions set forth on Schedule A hereto not less than $500,000 (representing approximately forty-six percent (46%) of the purchase price payable by Purchaser to STEN and STENCOR for the Assets) (the “Purchase Price Portion”).  Upon receipt of the Purchase Price Portion in immediately available funds, (a) Creditor Parties shall apply the proceeds thereof to repayment of the outstanding principal balance, on a pro rata basis of (i) Amended and Restated Secured Revolving Note dated as of August 22, 2008 made by the Companies in favor of Holder (as amended, modified and/or supplemented from time to time); and (ii) that certain Secured Term Note dated as of August 22, 2008 made by the Companies in favor of Holder (as amended, modified and/or supplemented from time to time), (b) Creditor Parties’ lien on the Assets shall be deemed released, (c) authorizes the Purchaser or its legal counsel to file a UCC termination statements, in form appropriate for filing with the relevant public offices, to terminate the UCC-1 financing statement attached hereto as Exhibit C, provided, that the Purchaser has delivered to the Creditor Parties a draft UCC termination statement for their review and approval, and (d) if requested by the Purchaser, Creditor Parties will execute and deliver to the Purchaser, at the Companies’ sole expense, such other documents as may be reasonably necessary to release any lien on the Land.

Except as expressly provided herein, all of the representations, warranties, terms, covenants and conditions of each of the Security Agreement and the other Loan Documents shall remain unamended and shall continue to be and shall remain in full force and effect in accordance with their respective terms.  Nothing in this letter shall be deemed to release or discharge Creditor Parties’ security interests, liens, mortgages and/or other charges or encumbrances created on or with respect to the assets of the the Companies other than the Specified Assets.  The consent set forth herein shall be limited precisely as provided for herein and shall not be deemed a consent to or modification of any other term or provision ofthe Security Agreement or any other Loan Document.

[Signature Page Follows]

Exhibit 10.4

LV ADMINISTRATIVE SERVICES, INC.
By:________________________________
Name: Scott Bluestein
Title: Authorized Signatory
VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC,its investment manager
By:________________________________
Name: Scott Bluestein
Title: Authorized Signatory

Very truly yours,

ACKNOWLEDGED AND AGREED:

STEN CORPORTION
By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer

STEN CREDIT CORPORTION By: ______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STENCOR INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
EASY DRIVE CARS AND CREDIT CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
BTAC PROPERTIES, INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STEN FINANCIAL CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
ALLIANCE ADVANCE, INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STEN ACQUISITION CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
BURGER TIME ACQUISITION CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
EASYDRIVE AZ LLC By: _______________________________ Name: Title:

Exhibit 10.4

SCHEDULE A

WIRE TRANSFER INSTRUCTIONS

Bank:
ABA#:
Swift Code:
Account #:
Account Name:
Payment Notification E-mail Address:

Exhibit 10.4

EXHIBIT A

Asset Purchase Agreement

Attached hereto.

Exhibit 10.4

EXHIBIT B

Deed of Trust

Attached hereto.

Exhibit 10.4

EXHIBIT C

UCC-1 Financing Statement

Attached hereto.